SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2004

                                    HEI, Inc.
               (Exact name of Registrant as Specified in Charter)

         Minnesota                        0-10078                41-0944876
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
of Incorporation)                      File Number)          Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
         --------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

      On July 9, 2004, HEI, Inc. ("the Company") today announced that the Company will hold its quarterly conference call to discuss the financial results of the third quarter of fiscal year 2004 on Tuesday, July 13, 2004 at 4:00 pm Eastern Time (3:00 pm Central Time).

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.

            Not Applicable.

      (b)   Pro Forma Financial Information.

            Not Applicable.

      (c)   Exhibits:

            99.1 Press Release dated July 9, 2004, regarding the Company holding its quarterly conference call to discuss the financial results of the third quarter of fiscal year 2004 on Tuesday, July 13, 2004 at 4:00 pm Eastern Time (3:00 pm Central Time).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEI, INC.



Dated: July 9, 2004                              By /s/ Douglas Nesbit
                                                    ----------------------------
                                                    Douglas Nesbit
                                                    Its: Chief Financial Officer

                                  Exhibit Index
                                  -------------

            99.1 Press Release dated July 9, 2004, regarding the Company holding its quarterly conference call to discuss the financial results of the third quarter of fiscal year 2004 on Tuesday, July 13, 2004 at 4:00 pm Eastern Time (3:00 pm Central Time).